Consolidated Statements Of Changes In Stockholders' Equity (Parenthetical) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	May 26, 2013	May 27, 2012	May 29, 2011
Cash dividends declared, per share	$ 2.00	$ 1.72	$ 1.28
Stock option exercises, shares	2.0	2.2	2.3
Repurchases of common stock, shares	1.0	8.2	8.6
Issuance of treasury stock under Employee Stock Purchase Plan and other plans, shares	0.2	0.2	0.2
Treasury shares retirement, shares	159.3